Virgin America December 2015

Disclaimer 2 This presentation includes forward-looking statements that are subject to many risks and uncertainties. These forward- looking statements, such as our statements about our short-term and long-term growth strategies, can sometimes be identified by our use of terms such as “intend,” “expect,” “plan,” “estimate,” “future,” “strive” and similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, those statements involve many risks and uncertainties that may cause our actual results to differ from what may be expressed or implied in our statements. Those risks are discussed in our quarterly report on Form 10-Q, which is on file with the Securities and Exchange Commission (the “SEC), particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” No forward-looking statement is a guarantee of future results, and you should not place undue reliance on our forward-looking statements, which reflect our views as of the date of this presentation. We assume no obligation to update any forward-looking statement contained in this presentation, except as may be required by law. This presentation contains certain information that has not been presented in accordance with generally accepted accounting principles (“GAAP"). Reconciliations of such information to the most directly comparable GAAP financial measures are included in the Appendix to these slides and in our quarterly report on Form 10-Q. This information should not be considered a substitute for any GAAP financial measures.

Key Investment Highlights 3 Premium Travel Experience… …And an LCC Cost Structure… …Combined with a World Class Brand… Established Presence in Key Markets… …With Significant Expansion Opportunities to Drive Long Term Growth Flexible fleet plan New markets (Hawaii, Denver) Slots in LGA and DCA New destinations and frequencies that meet our ROIC requirements Serve top business and leisure destinations out of SFO and LAX focus cities  Prior network expansion through 2014-2015 expected to drive RASM growth Modern, fuel-efficient single aircraft fleet Point-to-Point operations  High aircraft utilization Outsourced costs  High labor productivity Virgin brand among the most recognized in the US and the World Facilitates new market penetration with reduced marketing costs Award-winning product and consistent, premium in-flight experience Drives PRASM premium to other LCCs approaching or exceeding legacy carriers(1) (1) On a stage-length adjusted basis

Virgin America at a Glance 4 Route Network(1) Highlights 23 destinations(1) 57 Airbus A320 family fleet(1) Focus cities: SFO (13% share) and LAX (7% share)(2) Revenues – $1,510 million(3) EBITDAR(4) – $391 million(3) (25.9% margin) Passengers – 6.8 million(3) Capacity – 97% domestic(1) (1) As of 12/3/2015 (2) Share represents YE 2Q15 domestic PDEWs per US DOT O&D Survey. (3) LTM as of 9/30/15. Non-GAAP (removing impact of IPO related expense, airport exit costs and mark-to-market hedging). (4) EBITDAR defined as earnings before interest, taxes, depreciation and amortization, and aircraft rent. ASM Distribution(3) NY Transcon, 34% Other Transcon, 30% Dallas, 12% Other/Short- Med Haul, 24%

Premium Revenue Generation With a LCC Cost Base Maximizing Revenue… Legacy Carriers Low Cost Carriers First Class Service Leading in-flight experience Brand premium Top destinations with strong alliance network Corporate selling focus Ancillary revenue strategy Loyalty Program While Keeping Costs Low…. Single fleet type Young and fuel efficient fleet Point-to-point network Outsourcing High Labor Productivity A Superior Business Model 5

A premium travel experience that is consistent across the entire fleet for all destinations  55” pitch, 165 degree recline  Massaging chairs  Distinctive meal service  Spacious cabin  Dedicated flight attendant and lavatory for 8 seats  Free movies + premium TV  Free live television  In-seat power  Access to paid wi-fi  Extra leg room with 38” pitch  Free food and beverage  Free movies + premium TV  Priority boarding/security  Free live television  In-seat power  Access to paid wi-fi  Custom-designed Recaro seats  32” – 33” pitch  Full in-flight entertainment  Food and beverage on demand via seatback screen  Free live television  In-seat power  Access to paid wi-fi Premium In-Flight Experience 6 First Class Main Cabin Select Main Cabin

7 Award Winning Product Condé Nast Traveler Reader’s Choice Awards Best Domestic Airline: 2008, 2009, 2010, 2011, 2012, 2013, 2014 & 2015 Condé Nast Traveler Business Travel Poll Best Business/First Class: 2008, 2009, 2010, 2011, 2012, 2013 & 2014 Best in Consumer Reports 2013 & 2014 U.S. Airline Rankings Fortune & Travel + Leisure Best in Business Travel Top U.S. Airline, 2014, 2015 Travel + Leisure World’s Best Awards Best Domestic Airline: 2008, 2009, 2010, 2011, 2012, 2013, 2014 & 2015 Best Domestic Airline for Food: 2009, 2014, 2015 SkyTrax 4-Star Airline, 2015 Only the Second U.S. Carrier to Receive a 4-Star Rating The quality of our product has been consistently recognized by our guests

8 Markets Where VA Outperforms are Growing Faster than the Industry VA continues to outperform in the fast growing California markets GDS Industry Revenue Growth (1) Source: ARC (1) Represents GDS revenue (ARC less OTA) for the twelve months ended 10/31/15.  More than 90% of VA capacity touches California, primarily in the strong regional economies of the Bay Area and LA Basin -1.5% 1.6% 0.1% 3.9% -2% -1% 0% 1% 2% 3% 4% 5% Domestic California LAX Basin Bay Area

PRASM Premium in Competitive Markets 9 When Virgin America goes head-to-head, the Company achieves a PRASM premium versus other low cost carriers Source: US DOT O&D Survey, Q2 2015 (1) Weighted average PRASM in all markets where VA and carrier noted both operate Virgin America PRASM Premium to Industry Peers(1) 209% 201% 115% 110% 104% 94% 90% 88% 0% 50% 100% 150% 200% 250% Frontier SAVE LUV JBLU DAL UAL AAL ALK

13% 15% 6% 10% 17% 8% 14% 10% 0% 5% 10% 15% 20% 25% 30% 35% 2012 2013 2014 2015 < 13 Months 13-24 Months New Markets Lead to Strong PRASM Performance 10 Developing Routes - % of Total Capacity  Virgin America has a history of positive RASM growth even during periods of significant growth and market development 2012 2013 2014 2015 DCA-SFO SFO-ANC JFK-FLL SFO-HNL SFO-PHL SFO-AUS DAL-SFO SFO-OGG LAX-PHL EWR-SFO DAL-LAX BOS-LAS JFK-PSP EWR-LAX DAL-DCA DAL-AUS LAX-PDX LAX-LAS DAL-LGA DAL-LAS SFO-PDX LAX-SJC New Markets Year-over-year PRASM Growth VA Capacity growth: 17% 29% 27% (2%) 0% 2% Source: Airlines for America mainline domestic plus express PRASM. 14.4% 12.7% 0.6% 9.1% 2.9% -0.1% 1 .6% 9.5% 4.2% 2.6% 4.0% -2.9%-4.0% 0.0% 4.0% 8.0% 12.0% 16.0% 2010 2011 2012 2013 2014 YTD 9/30/15 VA A4A

$86 $118 $135 $161 $164 $0 $40 $80 $120 $160 $200 2011 2012 2013 2014 LTM 9/30/15 Accelerating Ancillary Revenue 11  Ancillary revenue is high margin and makes up approximately 10.8% of total revenue(1)  Seek to balance charging ancillary fees, given our premium product, while being opportunistic in pursuing attractive growth opportunities  Upgraded the back-end of reservation system in late June, enabling the sale of ancillary products via Global Distribution Systems  Allows for flexibility and variability of pricing in our ancillary products  Will give us more insight into guest behavior and preferences  Strong initial results from reserved seating variable pricing initiative Total Other Revenue 8.3% % Other revenue of total revenue (in $ millions) (1) For LTM 9/30/15, represents percentage of Total Revenue 8.8% 9.5% 10.8% 10.8% 23.1% CAGR

Unit Costs Competitive with Other LCCs 12 YE 2Q 2015 Adjusted CASM Comparison (1) (1) CASM adjusted to have implied interest expense on lease fleet removed (7 x Aircraft Rent x 7%), all data from Form 41. (2) ULCC = SAVE, ALGT and Frontier, LCC = JBLU, LUV, HA and ALK, Legacy = UAL, DAL and AAL. (3) Stage length calculated as seat weighted average stage length versus aircraft average stage length.  Meaningful cost advantage versus Legacy Carriers  Primary unit cost difference with ULCCs is driven by seat density AAL ALK JBLU DAL Frontier ALGT SAVE UAL VA LUV HA 6.0¢ 8.0¢ 10.0¢ 12.0¢ 14.0¢ 16.0¢ 18.0¢ 20.0¢ 22.0¢ 24.0¢ 500 700 900 1,100 1,300 1,500 1,700 1,900 Adju sted Co st pe r A va ila ble Se at Mil e ( Ce nts ) Stage Length (Miles) (3) Legacy Average (2) LCC Average (2) ULCC Average (2)

 Expect 2016 CASM ex fuel costs and profit sharing to decline between 1% and 2%  New owned aircraft deliveries will help drive down unit costs  Capacity growth and network expansion will help leverage fixed costs  Wage growth limited in near term due to 2015 pay initiatives that resulted in industry average pay rates across all work groups 13 Expect to Maintain Long-Term CASM Advantage Young, Single Fleet Type Point-to-Point Network High Labor Productivity Outsourcing Model Long-Term CASM Advantage

14  Young, A-320 family fleet reduces complexity and results in lower operating costs  The Company’s long haul, point-to-point network allows it to utilize its assets efficiently Source: SEC Form 10-Ks, US DOT Form 41 All fleet age figures as of Q4 2014, except Allegiant (February 2015) (1) Fleet age represents average age of mainline fleet for Delta, United, and American, and fleet age represents average age of total fleet for all others. (2) LTM data as of Q4 2014; domestic mainline operations. (3) Block hours means the hours during which the aircraft is in revenue service, measured from the time of gate departure before take-off until the time of gate arrival at the destination. Average Age of Fleet in Years by Airline(1) Utilization(2) Block hours(3) per day per aircraft Young Single Fleet Type and Point-to-Point Network Supports Low Costs 23 17 13 13 11 10 9 8 6 5 0 5 10 15 20 25 ALGT DAL UAL AAL LUV ALK HA JBLU VA SAVE 11.4 11.2 10.8 10.5 10.3 10.1 9.9 9.6 9.5 9.0 8.0 9.0 10.0 11.0 12.0 JBLU SAVE VA UAL ALK US Airways DAL AAL LUV HA

High Labor Productivity


Hard Block Per Pilot
Block hours(3) per month
61
51
46
VA
LCC Avg (1)
Legacy Avg (2)


Hard Block Per In-Flight Teammate (ITM)
Block hours(3) per month
62
59
46
VA
LCC Avg (1)
Legacy Avg (2)

Source: US DOT Form 41, Equipment statistics for LTM Q4 2014, Employee statistics for YE 2014
Note: Hard block per pilot and per in-flight teammate calculated using a weighted average for LCC and legacy carriers. Values displayed represent only domestic data and exclude international flying and the applicable headcount for the peer group.
(1) LCC index includes Southwest, JetBlue, Frontier and Allegiant.
(2) Legacy carriers index includes American, Alaska, Delta, United and US Airways.
(3) Block hours means the hours during which the aircraft is in revenue service, measured from the time of gate departure before take-off until the time of gate arrival at the destination.

15

 Virgin America outsources functions that are not passenger-facing to reduce costs: • Ground handling • Heavy maintenance • Call center • Catering • Fuel procurement • Aircraft parts management  Outsourcing provides us the flexibility to spend as needed and keep costs low 16 Highlights Total Employees per Billion ASMs(1) Outsourcing Provides Lower Costs and Increased Flexibility Our business model provides a lower cost operating environment and increased flexibility Source: SEC filings (1) Data as of FY 2014 (2) As of 12/31/2014 Revenue per Employee(1) (in thousands) Teammates by Work Group(2) Pilots 22% Inflight 30% Guest Services 23% Maintenance Technicians 4% Management and Other 21%224 258 270 295 315 332 353 387 392 397 0 100 200 300 400 500 Virgin America Spirit Allegiant JetBlue Hawaiian Delta Southwest Alaska United American Airlines $544 $472 $463 $458 $452 $439 $438 $430 $402 $385 $300 $350 $400 $450 $500 $550 $600 Virgin America Allegiant United Spirit American Delta JetBlue Hawaiian Southwest Alaska

 Growth in existing markets undertaken when margins and load factors are high and VA does not have a dominant position  Identify new markets where our product competes effectively • Large and fragmented markets • Fares which can generate PRASM required to meet ROIC hurdle • Target no more than 10% of capacity in new or developing markets  Look for markets that can generate returns equal to or greater than our current ROIC  If conditions change we will redeploy capacity to new markets that meet our ROIC hurdle  Approximate 10% long-term growth rate optimizes operational constraints, cost structure and revenue performance 17 Disciplined Approach to Planning and Investing in Growth 0 500 1,000 1,500 2,000 2,500 3,000 Over 400 Markets Above Target Each dot is one market V&O CASM RASM target Stage Length Se gm e nt R AS M

18 Growth Opportunities in SFO and LAX Top SFO O&D Domestic Market PDEWs Top LAX O&D Domestic Market PDEWs Next 20 SFO O&D Domestic Market PDEWs Next 20 LAX O&D Domestic Market PDEWs PDEWs PDEWs PDEWs PDEWs * SFO-DEN service begins March 2016 Source: US DOT O&D Survey, Q2 2015 Note: PDEW stands for “passengers daily each way” Virgin America currently not present in this domestic market Leveraging our presence to expand in additional major business and high-end leisure markets 3,767 2,789 1,900 1,839 1,910 1,577 1,562 1,524 1,499 1,495 0 1,000 2,000 3,000 4,000 1,291 1,128 1,012 1,006 909 870 852 844 824 821 809 795 788 762 729 707 636 578 547 531 0 500 1,000 1,500 985 901 893 789 741 711 689 570 561 558 555 533 465 443 400 362 341 305 304 299 500 1,000 1,500 2,789 2,710 1,718 1,706 1,656 1,614 1,581 1,389 1,179 1,117 0 1,000 2,000 3,000 4,000

$303 $292 $280 $268 $268 $261 $237 $221 $150 $200 $250 $300 $350 JFK EWR BOS OGG HNL CUN MCO FLL  Hawaii high-demand leisure routes are well-suited for our product and network geography • For YE 2Q15 SFO-HNL/OGG (combined) was 81% SFO originating (higher than any current market served by Virgin America) • US Mainland to Hawaii traffic peaks in 1Q which will help strengthen a seasonally weak quarter for the airline • Large market with approximately 2,000 PDEWs • Market has grown faster than US average (28% since 2000 versus 6% growth for U.S. Domestic) 19 Hawaii – An Attractive Opportunity for California and Beyond  High average fares make Hawaii an attractive market: • OGG and HNL have higher average fares compared with VA’s current long-haul SFO markets YE 2Q15 Average Fares From SFO (1) (1) Data for YE 2Q15 from the US DOT O&D Survey Average = $266 Distance: 2,586 2,565 2,704 2,338 2,399 2,408 2,445 2,583

 SFO-DEN planned to start in March 2016 with three frequencies  DEN is largest market we currently do not serve from SFO  Strong corporate demand  Will improve our network utility, particularly for business guests  DEN load factors are high (87%) and there is only one full service competitor  Similar to SFO, DEN revenue is growing at a faster pace than the domestic route average due to strong economic trends 20 Denver – A Top Business and Leisure Market from SFO  Competitive capacity has rationalized while overall revenue in the market continues to improve Capacity and Revenue from SF Bay to DEN Source: US DOT O&D Survey, Q2 2015 Note: SF Bay = SFO, OAK and SJC $ $5 $10 $15 $20 $25 $30 $35 50 100 150 200 250 300 350 400 450 201 0 Q 1 201 0 Q 2 201 0 Q 3 201 0 Q 4 201 1 Q 1 201 1 Q 2 201 1 Q 3 201 1 Q 4 201 2 Q 1 201 2 Q 2 201 2 Q 3 201 2 Q 4 201 3 Q 1 201 3 Q 2 201 3 Q 3 201 3 Q 4 201 4 Q 1 201 4 Q 2 201 4 Q 3 201 4 Q 4 201 5 Q 1 201 5 Q 2 Re ve nu e ( $M ) Ca pa cit y ( AS Ms in M illi on s)

21 Strong Momentum in Financial Performance Revenue EBITDAR (1) (2) (mm) (mm) (1) EBITDAR defined as earnings before interest, taxes, depreciation and amortization, and aircraft rent. (2) Excludes special items. Pre-tax Income (2) (mm)  Despite modest revenue growth, profitability has improved rapidly due to unit revenue outperformance and reduced fuel, aircraft lease and interest expenses $1,289 $1,329 $1,343 $135 $161 $168 $1,425 $1,490 $1,510 $1,000 $1,200 $1,400 $1,600 2013 2014 LTM 3Q15 Passenger Other $297 $319 $391 $200 $250 $300 $350 $400 $450 2013 2014 LTM 3Q15 $10 $86 $177 $0 $50 0 $150 $200 2013 2014 LTM 3Q15

Strong Balance Sheet Positioned for Future Growth 22 Net Debt to EBITDAR (Cash + Cash Equivalents) / LTM Revenue Source: SEC filings Note: LTM as of Q3 2015. Total adjusted net debt calculated as net debt plus seven times LTM Q3 2015 aircraft rent expense. 35.7% 33.9% 31.3% 30.1% 22.8% 21.4% 19.6% 15.9% 14.7% 9.0% 0.0% 10.0% 20.0% 30.0% 40.0% SAVE VA ALGT HA ALK AAL JBLU LUV UAL DAL 6.2x 2.5x 0.0x 2.0x 4.0x 6.0x 8.0x 9/30/2014 9/30/2015 ~60% decrease

27.0% 26.3% 25.3% 23.7% 19.8% 18.8% 18.8% 17.1% 15.4% 15.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Spirit Allegiant Alaska Southwest American Airlines Virgin America Delta United Hawaiian JetBlue 23 Return on Invested Capital Source: SEC filings Note: ROIC calculated as (LTM pre-tax income + rent + addbacks) divided by invested capital. Average invested capital defined as assets minus non- interest bearing current liabilities plus 7x aircraft rent. Competitive return on invested capital with potential for further improvement due to recent restructuring initiatives LTM Q3 2015 ROIC

Key Investment Highlights 24 Premium Travel Experience… …And an LCC Cost Structure… …Combined with a World Class Brand… Established Presence in Key Markets… …With Significant Expansion Opportunities to Drive Long Term Growth

Appendix

 Virgin America’s fleet plan allows for rational growth and provides flexibility  Ability to match growth in 2017 – 2019 to market opportunity  2020-2022 NEOs can be growth aircraft or replacement aircraft 26 Fleet Plan Overview Fleet Plan Total fleet 1 2 9 14 53 53 53 53 53 53 52 51 44 39 5 10 10 10 10 20 30 40 0 10 20 30 40 50 60 70 80 90 100 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Aircraf t coming of f lease Current f leet New deliveries 2014 - 2016 CAGR: 9% 2019 - 2022 CAGR: 14%

27 GAAP to Non-GAAP Reconciliations Note: LTM as of Q3 2015. ($ in thousands) Operating EBITDAR Income EBITDAR Margin GAAP $167,004 $368,561 24.4% Items excluded: IPO-related expenses (1) $20,279 $20,279 1.3% Airport exit costs (2) $1,040 $1,040 0.1% Mark-to-market fuel hedge adjustments (3) $1,092 $1,092 0.1% Non-GAAP $189,415 $390,972 25.9% (1) Special item exclusion related to compensation and other costs asspcoated with the IPO principally included in Salaries, Wages and Benefits in the Consolidated Statement of Operations. (2) Costs associated with terminating service to Philadelphia International Airport and Dallas / Fort Worth Airport, principally included in Landing Fees and Other Rent in the Consolidated Statement of Operations. (3) Mark-to-market adjustments for fuel hedges related to 2015 that did not qualify for hedge accounting treatment, included in Aircraft Fuel Expense in the Consolidated Statement of Operations.